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                                                                    EXHIBIT 10.3



                           DIRECTOR STOCK OPTION PLAN



                                       OF



                                  WEBMD, INC.



                           ADOPTED: NOVEMBER 13, 1998
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                               TABLE OF CONTENTS



                                                                                  Page
                                                                                  ----
 1.  Purpose.....................................................................   1

 2.  Definitions.................................................................   1

 3.  Total Aggregate Shares......................................................   2

 4.  Rule 16b-3 Plan and Shareholder Approval....................................   3

 5.  Type of Options.............................................................   3

 6.  Grants of Options...........................................................   3

 7.  Exercise Price, Vesting Schedule and Term of Option.........................   4

 8.  Exercise of Option..........................................................   5

 9.  Termination of Option Period................................................   5

10.  Assignability of Options....................................................   5

11.  Adjustments.................................................................   5

12.  Purchase for Investment.....................................................   6

13.  Amendments, Modifications, Suspension or Discontinuance of this Plan........   6

14.  Governmental Regulation.....................................................   7

15.  Miscellaneous...............................................................   8

16.  Effective Date and Termination Date.........................................   8

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                           DIRECTOR STOCK OPTION PLAN
                                       OF
                                  WEBMD, INC.


      1. PURPOSE. The Director Stock Option Plan of WEBMD, INC. (the "Company") is intended as an incentive to retain, as directors of the Company, persons of training, experience and ability, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

      2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

            (a)   "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock Series D of the Company, without par value per share, for so long as such Series of Common Stock remains outstanding or, if all Common Stock Series D of the Company has been converted into or exchanged for another class or series of securities, "Common Stock" shall mean such class or series of securities.

            (d) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 6(c) hereof.

            (e)   "Director" shall mean a member of the Board.

            (f) "Eligible Person(s) shall mean those persons who are, as of a specified date, non-employee Directors of the Company.

            (g) "ERISA" shall mean the Employee Retirement Income Security Act, as amended.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" of a Share on any date of reference shall be the Closing Price on the business day preceding such date. For this purpose, the "Closing Price" of the Shares on any business day shall be: (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of Shares on such exchange, as reported in any newspaper of general circulation; (ii) if Shares are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the average of the closing high bid and low asked quotations for such day of Shares on such system; (iii) if neither clause
(i) or (ii) is applicable, the average of the high bid and low


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asked quotations for Shares as reported by the National Quotation Bureau,
Incorporated if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five of the ten preceding days; (iv) in lieu of the above, if actual transactions in the Shares are reported on a consolidated transaction reporting system, the last sale price of the Shares for such day and on such system; or (v) prior to an Initial Public Offering, the fair market value of such Shares as determined by the Board which, in making such determination, shall consider and rely upon the prices at which securities of the Company have previously been sold in transactions between:
(x) the Company and parties who were not, at the time of such sale, affiliated with the Company; and (y) parties who are were not, at the time of such sale, affiliated with the Company.

          (j) "Initial Grant Date" shall mean the date upon which this Plan is approved by the Board.

          (k) "Initial Public Offering" shall mean the offer and sale by the Company of its equity securities in a transaction underwritten by an investment banking firm following the completion of which (i) such equity securities are listed for trading on any national securities exchange or (ii) there are at least two market makers who are making a market in such equity securities through the NASDAQ National Market System.

          (l) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option, as defined in Section 422 of the Code.

          (m)       "Options" shall mean any option granted under this Plan.

          (n) "Option Agreement" shall mean an option agreement between the Company and an Optionee.

          (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death or disability of such person.

          (p)       "Plan" shall mean this Director Stock Option Plan of WebMD,
Inc.

          (r)       "Shares(s)" shall mean a share or shares of the Common
Stock.

          (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chains.

     3.   Total Aggregate Shares. Subject to the adjustments set forth in
Section 11 hereof, a total of 1,000,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such


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purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may again be the subject of any Option under the Plan.

     4. RULE 16b-3 PLAN AND SHAREHOLDER APPROVAL. The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan will be subject to approval by shareholders of the Company owning a majority of the issued and outstanding shares of Common Stock present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

     5. TYPE OF OPTIONS. An Option granted hereunder shall be a Nonqualified Stock Option.

     6.   GRANTS OF OPTIONS.

          (a) Options shall be granted only to Eligible Persons. Each Option shall be evidenced by an Option Agreement, which shall contain terms that are not inconsistent with this Plan or applicable laws.

          (b) The Options granted to Directors under this Plan shall be in addition to regular director's fees, if any, or other benefits, if any, with respect to the Director's position with the Company or its Subsidiaries. Neither the Plan nor any Options granted under the Plan shall confer upon any person any right to continue to serve as a Director.

          (c)  Options shall automatically be granted as follows:

               (i) on the Initial Grant Date, each Eligible Person shall automatically be granted an Option to acquire 20,000 shares of Common Stock for his service as a Director;

              (ii) each Eligible Person who becomes an Eligible Person by reason of being elected as a Director after the Initial Grant Date of the adoption of this Plan shall automatically be granted on the date of his initial election an Option to acquire 20,000 shares of Common Stock for his service as a Director; and

             (iii) on January 1 of each calendar year, each Eligible Person shall automatically be granted an Option to acquire 5,000 shares of Common Stock for his service as a Director.



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          (d)  Except for the automatic grants of Options under Section 6(c), no Options shall otherwise be granted hereunder, and the Board shall not have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     7.   EXERCISE PRICE, VESTING SCHEDULE AND TERM OF OPTION.

          (a) The exercise price of each Share placed under an Option pursuant to this Plan shall be the Fair Market Value of such Share on the Date of Grant.

          (b)  Each grant shall vest immediately on the Date of Grant.

          (c) Each Option granted under this Plan shall have a term of ten years from the Date of Grant of such Option.

     8.   EXERCISE OF OPTION.

          (a) After the six-month anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part.

          (b) Options may be exercised: (i) during the Optionee's lifetime, solely by the Optionee; (ii) if an Option has been assigned pursuant to Section 10 hereof, by the successor Optionee; or (iii) after Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

          (c) An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable Option Agreement; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company; and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

          (d) The exercise price of any Shares purchased shall be paid, at the option of the Optionee (i) solely in cash by certified check, cashier's check, money order or personal check (if approved by the Board); (ii) in Common Stock, of any series theretofore owned by such Optionee; or (iii) without the exchange of any funds, by the Optionee electing to receive the full number of shares purchasable under the Option then being exercised less that number of Shares that have a value (i.e., the Fair Market Value of the Shares less the Exercise Price with respect to such Shares) being equal to the Exercise Price (or by a combination of the above); provided, however, that, in the case of the preceding clause (ii), if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option; provided, further, however, that such



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exercise transaction shall not result in a violation of Section 16 of the
Exchange Act. For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

            (e) The Optionee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

      9. TERMINATION OF OPTION PERIOD. The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:

            (i) if the Optionee's position as a Director of the Company terminates, other than by reason of such Optionee's death or disability, 180 days after the date that the Optionee's position as a Director of the Company terminates;

            (ii)  one year after the death of Optionee;

            (iii) one year after the date on which the Optionee's position as Director is terminated by reason of a mental or physical disability determined by a medical doctor satisfactory to the Company; or

            (iv)  five years after the Date of Grant of such Option.

      10. ASSIGNABILITY OF OPTIONS. No Option shall be assignable or otherwise transferable, except to members of the Optionee's immediate family or by will, or the laws of descent and distribution, and no Option shall be transferrable by an Optionee in violation of Section 16 of the Exchange Act.

      11.   ADJUSTMENTS.

            (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares, through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and, with respect to Options, the exercise price per Share): (i) subject to outstanding Options; (ii) reserved under the Plan; and (iii) granted as subsequent Options.

            (b) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Option, each Optionee shall be entitled to receive, upon


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the exercise of such Option, with respect to each Share: (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity); and (ii) any other notes, evidences of indebtedness or other property, that the Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Shares immediately prior to such merger, consolidation or other reorganization.

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustments by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     12. PURCHASE FOR INVESTMENT. As a condition of any issuance of a stock certificate for Shares, the Board may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time his Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

     13. AMENDMENTS, MODIFICATIONS, SUSPENSION OR DISCONTINUANCE OF THIS PLAN. For the purpose of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months.

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     14.  GOVERNMENTAL REGULATION. This Plan and the granting of Options and the exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.  MISCELLANEOUS.

          (a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

          (b)  This Plan shall be governed by the laws of the State of Georgia.

          (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (d) Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

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     16.  EFFECTIVE DATE AND TERMINATION DATE. The effective date of this Plan is November 13, 1998, the date on which the Board adopted this Plan, but is subject to the approval of the holders of a majority of the common stock, without series designation, present either in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present representing a majority of all outstanding voting common stock, without series designation. In the event that such shareholder approval is not obtained, all options granted pursuant to the Plan shall be null and void. The Plan shall terminate on the tenth anniversary of the effective date.



                                   WEBMD, INC.

                                   By:
                                      -----------------------------------
                                      Name (Print):
                                                   ----------------------
                                      Title:
                                            -----------------------------

                                AMENDMENT TO THE
                   DIRECTOR STOCK OPTION PLAN OF WEBMD, INC.

     This Amendment ("Amendment") to the Director Stock Option Plan of WebMD, Inc. (the "Plan") is made and executed this 19th day of March, 1999, to be effective as of the date hereof.

     WHEREAS, the Board of Directors of WebMD, Inc. (the "Corporation") has deemed it to be in the best interests of the Corporation and its shareholders to effect an amendment to the Plan pursuant to Section 13 of the Plan, which amendment does not require shareholder approval;

     NOW, THEREFORE, in accordance with Section 13 of the Plan, the Plan is hereby amended as follows:

     1. TERMINATION OF OPTION PERIOD. The current Section 9(iv) of the Plan is hereby deleted in its entirety and the following is substituted therefor:

         (iv)  ten years after the Date of Grant of such Option.

     2. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect, and the Plan shall be restated, as amended hereby in its entirety.

      IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first above written.


                         WEBMD, INC.


                         By: /s/  JEFF ARNOLD
                             -------------------------------
                             Name: Jeff Arnold
                                    ------------------------
                             Title:  CEO
                                    ------------------------